Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events
Subsequent Events

NOTE 8 – Subsequent Events

The Company considers events or transactions that occur after the balance sheet date but prior to the issuance of the financial statements to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. In some instances, such subsequent events may require retroactive adjustment to information reported at the balance sheet date.

ADS Ratio Change

In August 2023, the Company completed the ADS Ratio Change, as more fully described in Note 1.

U.K. Research and Development Tax Credit

In August 2023, the Company received a U.K. research and development tax credit in the amount of $2.5 million.

September 2023 Private Placement

In September 2023, the Company entered into purchase agreements to sell in a private placement to existing investors, including Dr. Ray Prudo, the Company’s Chairman, and Ms. Rachelle Jacques, the Company’s President and CEO (the “September 2023 Private Placement”) an aggregate of 551,816 ADSs at $3.30 per ADS, and pre-funded warrants (the Pre-Funded Warrants”) to purchase up to 48,387 ADSs at a purchase price per Pre-Funded Warrant of $3.10, for aggregate gross proceeds of approximately $2.0 million. The Pre-Funded Warrants are exercisable at an exercise price of $0.20 per ADS and will not expire until exercised in full. In connection with this offering, the Company agreed to issue to Paulson Investment Company, LLC, as placement agent for the September 2023 Private Placement, warrants to purchase 42,550 ADSs at an exercise price of $4.13 per ADS (representing 125% of the price per ADS in the September 2023 Private Placement) and a term expiring on September 22, 2028. Closing of the September 2023 Private Placement is expected to occur in the first week of October, 2023.